UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 27, 2010

Smartmetric, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-118801 (Commission File Number)	05-0543557 (I.R.S. Employer Identification No.)

1150 Kane Concourse, Suite 400 Bay Harbor Islands, FL 33154 (Address of principal executive offices) (zip code)

(305) 495-7190 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01                      Other Events.

On July 27, 2010, Smartmetric, Inc. (the “Company”) filed a second amended complaint in the United States District Court, Central District of California (the “Court”), Case No. CV-10-01864, against MasterCard, Inc. and Visa, Inc. alleging patent infringement on the Company’s patent, U.S. Patent 6,792,464 (the “’464 Patent”).  A copy of the complaint filed in the United States District Court, Central District of California on July 27, 2010 is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

Exhibits

99.1	Second Amended Complaint for Infringement of U.S. Patent 6,792,464 filed in the United States District Court, Central District of California, dated July 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2010	SMARTMETRIC, INC.

	By:	/s/ Colin Hendrick
Name: Colin Hendrick
Title: Chief Executive Officer

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